SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 8, 2002

Aircraft Finance Trust

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-82153	51-6512392

(Commission File Number)	(I.R.S. Employer Identification No.)

1100 North Market Street, Rodney Square North, Wilmington, Delaware	19890

(Address of Principal Executive offices)	(Zip Code)

(302) 651-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed Since Last Report)

Item 5. Other Events.
SIGNATURE
EXHIBIT INDEX

Item 5. Other Events.

     On November 8, 2002, pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 12h-3(b)(1)(i) promulgated under the Exchange Act, Aircraft Finance Trust, a Delaware business trust (“AFT”), will be filing a certification on Form 15 with the Securities and Exchange Commission to suspend its duty to file reports under Section 15(d) of the Exchange Act, including those on Forms 8-K, 10-Q and 10-K containing monthly, quarterly and annual reports, respectively (“Periodic Reports”), with respect to its Class A-1, Class A-2, Class B and Class C Notes (the “Notes”). AFT will continue to provide Periodic Reports to its noteholders (“Noteholders”) in accordance with the terms of the indenture governing the Notes. Phoenix American Financial Services, Inc., the administrative agent to AFT, is creating a website at www.aftreports.com for Noteholders to access AFT’s Periodic Reports.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIRCRAFT FINANCE TRUST

Date: November 8, 2002	By:	/s/ David H. Treitel Independent Controlling Trustee

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EXHIBIT INDEX

Exhibit No.

None.

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